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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2016 to March 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2017

(Unaudited)

TEKLA LIFE SCIENCES INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA LIFE SCIENCES INVESTORS

Dear Shareholders,

Dating back to the early 1980's, many of us in the drug development world have felt that we have been in the midst of a revolution in the discovery, development and use of a new generation of medicinal products. It had only been in the 1970s that key cloning and similar techniques were developed that allowed the subsequent creation of biological and antibody based products capable of dramatically changing the nature of drug therapy. These new technologies were seen as having the potential to cure numerous diseases or improve the quality and extent of life for many individuals with a myriad of diseases. This prophecy has come to pass. There are few who would say that the world has not materially benefitted from biotechnology or genomic technologies since their late twentieth century advent. Nearly every drug discovery and development effort in academics, in government, and in the private sector uses and benefits from these technologies. In the last 30 or so years we have seen the creation of new medical therapies that have saved or extended lives and/or have turned otherwise lethal conditions into manageable situations. This has been most obvious to us in the areas of cancer and rare diseases, but is evident in nearly every area of medicine.

Progress, however, has not always been smooth or straight upwards to inevitable success. The 80's saw the development of many drugs which replaced proteins/enzymes that were deficient in patients with diseases such as diabetes or conditions such as anemia; but in this period, we also experienced tough economic times which slowed progress. The development of antibody based products, a remarkably effective approach to drug development, became common after approval of the first such product in 1986. And the genomic age began. While there were many other positive developments, the 90's ended with just a handful of profitable biotech companies but also with the creation of a spate of Initial Public Offerings (IPOs), that augured a new generation of biotech/pharma developments, many based on the promise of genomics that would further change the pace and nature of new medical product development. Some of these companies have gone on to do great things; others though were more speculative and were slow to reach their potential or did not get there at all. During this period of great success, the biotech industry also faced challenges. For example, the U.S. President and the UK Prime Minister suggested in the 2000 timeframe that maybe we didn't need traditional patent protection for novel inventions. This has been thought by some as being a cause of the 70% drawdown of the biotech sector in the early part of the twenty-first century. The sector rebounded a bit in the mid-2000s but was heartily challenged, as was the entire U.S. economy, by the Great Recession of the 2008-9 timeframe.

Since its 2009 nadir, the biotech and healthcare sectors have rebounded impressively. Returns through mid-2015 were notable, with the biotech and healthcare sectors each substantively outperforming the broad S&P 500® Index* ("SPX") as a host of new and novel products may came to market. These successes spawned a second large group of IPOs that funded a wave of biotech and other healthcare companies poised to develop new and notable products in the areas of immuno-oncology, orphan diseases, antibiotics, gene therapy, gene editing and a host of other scientific areas.

Having said this, after reaching a mid-year 2015 high nearly 400% above its 2009 low point, the biotech sector was again challenged by claims, peaking during the 2016 U.S. Presidential campaign, that drug prices have gotten too high. A tweet by one of the Presidential candidates is thought by some to have been a significant contributor to the 40% retreat in the biotech sector which occurred during the latter half of 2015 and the early part of 2016.

Biotechnology, Healthcare, and S&P 500 Performance
2009 – 2017

The biotech sector traded in a relatively narrow range for most of 2016, appearing to test the February 2016 low coincident with the U.S. Presidential election. However, in a surprise to many, the biotech sector (and the market in general) rebounded strongly with the election of President Trump, recovering approximately 50% of the prior drawdown within a few weeks after the election. The biotech sector has since traded in a range and is now (as of late April 2017) at approximately the same level as was reached in the post-election run up.

Of course, now the question is, where do we go from here? We provide support for our views in the following pages but the bottom line is that we are generally optimistic. As noted, the market has just created a generation of well funded new public companies with many interesting products in development. The existing profitable biotech companies are growing faster than the broad market and we expect them to continue to do so. The Food and Drug Administration (FDA) continues to approve products at a relative elevated rate and the new Administration speaks of being business friendly. No less important, after the recent sector pullback, the profitable biotech sector is at a lower valuation than the broad market. Many things can change or unexpected problems can occur, especially in the short term. But, given our emphasis on fundamentals, we lean towards optimism in our view of the future.

As always, we thank you for your consideration of the Tekla Funds. Please call our investor support services agent Destra Capital or us if you have any questions.

Be well,

Daniel R. Omstead. Ph.D.
President and Portfolio Manager

Perspective on the Biotechnology and
Healthcare Sectors

Since President Trump's election, there has been a rebound in both the broad market and the biotech and healthcare sectors after a significant downturn in late 2015 and early 2016. In fact, as of late April 2017, the biotech sector has regained approximately 50% of the decline seen in the first two months of 2016.

The question now is what to think about the biotech and healthcare sectors going forward? Will we see continued politicization of healthcare with a focus on drug pricing and uncertainty about how/whether to repeal/replace Obamacare? Or will we see reduced rhetoric and a focus on the fundamentals of the sector? Is there an opportunity to see the sector move forward or will continued uncertainty hold the sector back? In order to come to a conclusion, we take into consideration the following fundamentals.

We note that healthcare spending, both in the U.S. and throughout the Organisation for Economic Co-operation and Development (OECD) countries, continues to grow as a percentage of the Gross Domestic Product (GDP). We also note that healthcare represents a significant portion of the broad SPX. One cannot exclude the possibility that other factors will dominate the markets, but we are generally optimistic about the intermediate and long term future of healthcare in general and biotech in particular.

S&P 500® Index Composition by Global Industry Classification Standard Sector

Healthcare Spending as a Percentage of GDP
1980 – 2015

We also note that long term secular population growth rates continue in the U.S. and in many other countries. We have previously reported that people tend to spend more on healthcare as they age. The following chart depicts population growth in key geographies. Note that in all geographies depicted, the general population is expected to grow through 2050 and that the proportion of older citizens is also expected to grow.

Population 65 to 84 Years and 85 Years and Over in the
World's Four Largest Countries: 2012, 2030, and 2050

In addition to population growth, per capita healthcare spending has been growing. In the U.S., for example, Centers for Medicare & Medicaid Services (CMS) healthcare related spending is expected to grow at 5.8% per year, 1.3% faster than U.S. GDP growth. Moreover, prescription drug spending is projected to grow at 6.7% per year. While per capita healthcare spending in the U.S. is higher than in other OECD countries, a similar trend exists in other OECD countries.

Per Capita Healthcare Spending by Country
1970 – 2015

While population growth in broad geographies continues, so does innovation. As we have previously described, impressive new developments in immuno-oncology, gene therapy, gene editing and the like are occurring rapidly. These developments are part of a general trend that may lead to new and better medical therapies. In the following charts, evidence of this trend is depicted in the form of general trends in the number of National Institute of Health ("NIH") funded scientific papers, the number of clinical trials undertaken and in the number new medical therapies approved.

NIH Funded Papers
1985 – 2013

Total Number of Registered Studies Over Time
2000 – 2016

FDA New Molecular Entity and New Biologic
License Application Filings and Approvals
2006 – 2015

It is our general view that more scientific papers lead to more drugs being evaluated in clinical trials and, in turn, ultimately to more product approvals. We believe these are factors that drive biotech and healthcare sector performance. Note that in terms of new FDA approvals, more than 40 New Molecular Entities (NMEs) were approved by the FDA in 2014 and 2015 whereas fewer than 30 were approved annually in the period from 2006-2010.

We also note that given the recent pullback in the biotech and healthcare sectors, valuations within these sectors have become attractive. The following chart depicts Price/Earnings ratios for these sectors compared to the broad SPX over the last five years. It is clear that the valuation of both the biotech and healthcare sectors (e.g. the S&P Composite 1500® Health Care Index* ("S15HLTH") and the more focused S&P Composite 1500® Biotechnology Index*) are now more attractive than that of the SPX.

Biotechnology, Healthcare, and
S&P 500 Price to Earnings Ratio
2013 – 2017

Furthermore, we note that the earnings of healthcare companies in the S15HLTH have been growing while those of companies in the broad SPX have been flat or even declining.

Healthcare and S&P 500 Earnings per Share
(Trailing 12 Months)
2015 – 2017

In summary, the biotech and healthcare sectors look attractive to us. Population dynamics are favorable, the underlying science is advancing and the numbers of clinical trials and product approvals have increased. Simultaneously, valuations and earnings growth in key areas are attractive.

We can't stress enough that ours are volatile sectors subject to all manner of unpredictable outcome. Failure of a key clinical trial or an unexpected rejection of an FDA application could produce broader negative sentiment. Or we could see an unexpected political outcome, even a skeptical tweet by a senior politician. Such events could (and have in the past) produced a negative impact on the biotech and healthcare sectors. One can never tell about the short-term; we have come to see that anything can happen. But as fundamental analysts, we lean toward being favorable to the future of the biotech and healthcare sectors.

TEKLA LIFE SCIENCES INVESTORS

Fund Essentials

(Unaudited)

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies. In addition the Fund seeks to provide regular distribution of realized capital gains.

Description of the Fund

Tekla Life Sciences Investors ("HQL") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences and other healthcare industries and will emphasize growing companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/17

Market Price[1]	$19.39
NAV[2]	$20.48
Premium/(Discount)	-5.32%
Average 30 Day Volume	85,419
Net Assets	$433,618,564
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions per Share	$0.76

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/17

Sub-Sector Allocation as of 3/31/17

*Amount is less than 0.05%

This data is subject to change on a daily basis.

TEKLA LIFE SCIENCES INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2017

(Unaudited)

Issuer – Sector	% of Net Assets
Biogen Inc. – Biotechnology	7.4%
Gilead Sciences, Inc. – Biotechnology	6.9%
Celgene Corporation – Biotechnology	6.9%
Amgen Inc. – Biotechnology	6.8%
Incyte Corporation – Biotechnology	6.0%
Regeneron Pharmaceuticals, Inc. – Biotechnology	4.9%
Vertex Pharmaceuticals Incorporated – Biotechnology	4.8%
Alexion Pharmaceuticals, Inc. – Biotechnology	4.5%
Illumina, Inc. – Life Sciences Tools & Services	2.9%
BioMarin Pharmaceutical Inc. – Biotechnology	2.9%
IDEXX Laboratories, Inc. – Health Care Equipment & Supplies	2.0%
SPDR S&P Biotech ETF – Exchange Traded Funds	1.9%
Jazz Pharmaceuticals plc – Pharmaceuticals	1.9%
Galapagos NV – Biotechnology	1.6%
Mylan NV – Pharmaceuticals	1.6%
Neurocrine Biosciences, Inc. – Biotechnology	1.6%
Global Blood Therapeutics, Inc. – Biotechnology	1.5%
Veniti, Inc. – Health Care Equipment & Supplies	1.3%
Akorn, Inc. – Pharmaceuticals	1.3%
Ardelyx, Inc. – Biotechnology	0.9%

Fund Performance

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 65-75% of net assets.

There is no commonly published index which matches the investment strategy of HQL. The S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 180 securities, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX is a commonly considered broad based index; this index is broadly comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI. HQL generally targets a higher biotechnology exposure than does the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to still have significant potential for growth in the future.

Fund Performance for the Period Ended March 31, 2017

Period	HQL NAV	HQL MKT	NBI	S15HLTH	SPX
6 month	6.77	7.94	1.63	4.34	10.12
1 year	23.46	19.76	13.04	12.22	17.16
5 year	16.86	17.03	19.54	16.92	13.29
10 year	12.92	12.69	15.18	10.70	7.51

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. The market price returns reflect the reinvestment at the closing market price on the last business day of the month.

Portfolio Highlights as of March 31, 2017

Among other investments, HQL's performance benefitted in the past year by the following:

Incyte Corporation (INCY) is a mid cap biopharmaceutical company that has outperformed based on progression of their lead immuno-oncology asset into pivotal phase III clinical studies earlier than expected. We look forward to seeing the early stage data at the ASCO conference in June.

Idexx Laboratories Inc. (IDXX) is situated in a hybrid position in veterinary health between central labs and point of care rapid diagnostics. We believe IDXX to be favorably positioned among its peers.

Nabriva Therapeutics AG (NBRV) is a small-cap company developing a novel class of antibiotics. The company has had above average share price gains as they near completion of their Phase 3 trials for lead agent lefamulin in community-acquired bacterial pneumonia infections.

Among other examples, HQL's performance was negatively impacted by the following investment:

The Fund was underweight Tesaro Inc. (TSRO) a mid cap biopharmaceutical company that had surprisingly strong data last summer in ovarian cancer with their lead asset and quickly became the most discussed potential takeover target. We believe the stock was bid beyond fair value of the zero-sum ovarian cancer opportunity and see uncertainty about whether the asset will have a leading role in larger opportunities such as in breast and prostate cancers. The stock has declined approximately 20% from its 52 week high.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Healthcare Index, S&P Composite 1500® Biotechnology Index and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 4.1% of Net Assets	VALUE
	Biotechnology - 0.6%
1,153,847	BioClin Therapeutics, Inc. Series A	$750,001
445,633	BioClin Therapeutics, Inc. Series B	333,333
2,568,939	EBI Life Sciences, Inc. Series A (c)	13,102
933,333	GenomeDx Biosciences, Inc. Series C	1,400,000
		2,496,436
	Health Care Equipment & Supplies - 2.5%
2,338,198	AlterG, Inc. Series C	1,122,335
79,330	CardioKinetix, Inc. Series C	0
142,574	CardioKinetix, Inc. Series D	0
439,333	CardioKinetix, Inc. Series E	375,630
481,378	CardioKinetix, Inc. Series F	1,644,387
N/A (e)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A (e)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
8,822	CardioKinetix, Inc. warrants (expiration 8/15/24)	0
951,000	IlluminOss Medical, Inc. Series AA	951,000
895,848	IlluminOss Medical, Inc. Junior Preferred	895,848
71,324	IlluminOss Medical, Inc. warrants (expiration 3/31/27)	0
5,126,388	Insightra Medical, Inc. Series C (c)	5,126
3,891,340	Insightra Medical, Inc. Series C-2 (c)	3,891
366,171	Insightra Medical, Inc. warrants (expiration 3/31/25) (c)	0
2,013,938	Insightra Medical, Inc. warrants (expiration 5/28/25) (c)	0
1,464,682	Insightra Medical, Inc. warrants (expiration 8/18/25) (c)	0
3,280,000	Tibion Corporation Series B	0
N/A (e)	Tibion Corporation warrants (expiration 07/12/17)	0
N/A (e)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (e)	Tibion Corporation warrants (expiration 11/28/17)	0
2,606,033	Veniti, Inc. Series A (c)	3,129,324
1,307,169	Veniti, Inc. Series B (c)	1,635,007
716,720	Veniti, Inc. Series C (c)	1,060,459
		10,823,007

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Life Sciences Tools & Services - 0.7%	VALUE
2,446,016	Labcyte, Inc. Series C	$3,081,980
107,178	Labcyte, Inc. Series D	147,906
81,480	Labcyte, Inc. Series E	131,183
		3,361,069
	Pharmaceuticals - 0.3%
2,862,324	Euthymics Biosciences, Inc. Series A (c)	2,862
240,770	Ovid Therapeutics, Inc. Series B	1,232,742
		1,235,604
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $26,131,813)	17,916,116
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 0.1% of Net Assets
	Convertible Notes (Restricted) (a) - 0.1%
	Health Care Equipment & Supplies - 0.1%
$285,294	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 3/31/18	285,294
186,000	Insightra Medical, Inc. Promissory Note, 8.00%, due 4/15/17 (c)	0
	TOTAL CONVERTIBLE NOTES	285,294
	Non-Convertible Notes (Restricted) (a) (b) - 0.0%
	Health Care Equipment & Supplies - 0.0%
238,286	Tibion Corporation Non-Cvt. Promissory Note, 6.00%, due 12/31/18	0
28,211	Tibion Corporation Non-Cvt. Promissory Note, 6.00%, due 4/16/17	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $738,024)	285,294
SHARES	COMMON STOCKS AND WARRANTS - 86.3% of Net Assets
	Biotechnology - 70.6%
396,500	Adaptimmune Therapeutics plc (b) (f)	2,184,715
159,699	Alexion Pharmaceuticals, Inc. (b)	19,361,907
73,025	Alnylam Pharmaceuticals, Inc. (b)	3,742,531

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
180,082	Amgen Inc.	$29,546,054
418,730	Amicus Therapeutics, Inc. (b)	2,985,545
811,227	ARCA biopharma, Inc. (b) (c)	2,028,067
324,491	ARCA biopharma, Inc. warrants (Restricted, expiration 6/11/22) (a) (b) (c)	84,368
320,135	Ardelyx, Inc. (b)	4,049,708
60,000	Bellicum Pharmaceuticals, Inc. (b)	740,400
116,955	Biogen Inc. (b)	31,977,836
142,100	BioMarin Pharmaceutical Inc. (b)	12,473,538
26,545	bluebird bio, Inc. (b)	2,412,940
241,531	Celgene Corporation (b)	30,053,702
40,000	Cellectis S.A. (b) (d) (f)	960,000
286,472	Cidara Therapeutics, Inc. (b)	2,234,482
159,027	CytomX Therapeutics, Inc. (b)	2,746,396
47,908	Dermira, Inc. (b)	1,634,142
120,475	Dynavax Technologies Corporation (b)	716,826
329	Eiger BioPharmaceuticals, Inc. warrants (Restricted, expiration 10/10/18) (a) (b)	0
162,000	Epizyme, Inc. (b)	2,778,300
165,599	Exelixis, Inc. (b)	3,588,530
46,000	Galapagos NV (b) (d)	4,003,358
35,896	Galapagos NV (b) (f)	3,093,876
443,120	Gilead Sciences, Inc.	30,096,710
172,500	Global Blood Therapeutics, Inc. (b)	6,356,625
200,000	Halozyme Therapeutics, Inc. (b)	2,592,000
195,822	Incyte Corporation (b)	26,175,527
74,612	Innoviva, Inc. (b)	1,031,884
71,842	Intellia Therapeutics, Inc. (b)	1,012,254
104,900	Karyopharm Therapeutics Inc. (b)	1,346,916
142,583	Merus B.V. (b)	3,476,173
152,900	Momenta Pharmaceuticals, Inc. (b)	2,041,215
120,000	Myovant Sciences, Ltd. (b)	1,408,800
233,334	Nabriva Therapeutics AG (b) (f)	2,797,675
170,641	Natera, Inc. (b)	1,513,586
155,145	Neurocrine Biosciences, Inc. (b)	6,717,779
358,000	Novavax, Inc. (b)	458,240
829,191	Pieris Pharmaceuticals, Inc. (b)	2,155,897
23,821	Pieris Pharmaceuticals, Inc., Series A warrants (Restricted, expiration 6/8/21) (a) (b)	22,630
11,911	Pieris Pharmaceuticals, Inc., Series B warrants (Restricted, expiration 6/8/21) (a) (b)	14,293
54,632	Regeneron Pharmaceuticals, Inc. (b)	21,170,446
167,949	Retrophin, Inc. (b)	3,100,339

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
27,480	Sage Therapeutics, Inc. (b)	$1,953,004
68,850	Sarepta Therapeutics, Inc. (b)	2,037,960
24,300	Spark Therapeutics, Inc. (b)	1,296,162
26,520	Ultragenyx Pharmaceutical Inc. (b)	1,797,526
191,377	Vertex Pharmaceuticals Incorporated (b)	20,927,075
20,000	Xencor, Inc. (b)	478,400
233,331	Xenon Pharmaceuticals Inc. (b)	933,324
13,307	Zafgen, Inc. (b)	62,011
		306,371,672
	Health Care Equipment & Supplies - 2.4%
495,000	Alliqua BioMedical, Inc. (b)	249,827
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	315,364
93,349	GenMark Diagnostics, Inc. (b)	1,196,734
55,158	IDEXX Laboratories, Inc. (b)	8,527,978
7,157	TherOx, Inc. (Restricted) (a) (b)	143
		10,290,046
	Health Care Providers & Services - 0.0%
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	126,667
		126,667
	Life Sciences Tools & Services - 4.0%
100,000	Accelerate Diagnostics, Inc. (b)	2,420,000
73,258	Illumina, Inc. (b)	12,500,745
113,500	NanoString Technologies, Inc. (b)	2,255,245
		17,175,990
	Pharmaceuticals - 9.3%
54,450	Acceleron Pharma, Inc. (b)	1,441,292
235,842	Akorn, Inc. (b)	5,679,075
6,363	Allergan plc	1,520,248
232,351	Auris Medical Holding AG (b)	213,740
233,000	Avadel Pharmaceuticals plc (b)	2,255,440
29,100	Endo International plc (b)	324,756
48,637	Flex Pharma, Inc. (b)	214,003
124,140	Foamix Pharmaceuticals Ltd. (b)	614,493
35,949	Impax Laboratories, Inc. (b)	454,755
57,022	Jazz Pharmaceuticals plc (b)	8,275,603
178,580	Mylan NV (b)	6,962,834
207,300	Paratek Pharmaceuticals, Inc. (b)	3,990,525
21,315	Shire plc (f)	3,713,712
332,364	Tetraphase Pharmaceuticals Inc. (b)	3,054,425

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Pharmaceuticals - continued	VALUE
929,053	Verona Pharma plc (b) (d)	$1,670,356
371,622	Verona Pharma plc, warrants (Restricted, expiration 7/31/17) (a) (b) (d)	30,483
		40,415,740
	TOTAL COMMON STOCKS AND WARRANTS (Cost $258,181,084)	374,380,115
	EXCHANGE TRADED FUND - 2.0% of Net Assets
121,460	SPDR S&P Biotech ETF	8,422,036
	TOTAL EXCHANGE TRADED FUND (Cost $8,564,136)	8,422,036
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 3.9% of Net Assets
$17,000,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $17,000,000, 0.09%, dated 03/31/17, due 04/03/17 (collateralized by U.S. Treasury Note 1.375%, due 01/31/21, market value $17,344,557)	17,000,000
	TOTAL SHORT-TERM INVESTMENT (Cost $17,000,000)	17,000,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 96.4% (Cost $310,615,057)	418,003,561
INTEREST	MILESTONE INTERESTS (Restricted)(a) (b) - 1.1% of Net Assets
	Pharmaceuticals - 1.1%
1	Afferent Milestone Interest	1,120,395
1	Neurovance Milestone Interest	3,405,499
1	TargeGen Milestone Interest	42,375
	TOTAL MILESTONE INTERESTS (Cost $7,494,570)	4,568,269
	TOTAL INVESTMENTS - 97.5% (Cost $318,109,627)	422,571,830
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%	11,046,734
	NET ASSETS - 100%	$433,618,564

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $7,962,206).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $294,653,302)	$410,041,355
Investments in affiliated issuers, at value (cost $15,961,755)	7,962,206
Milestone interests, at value (cost $7,494,570)	4,568,269
Total investments	422,571,830
Cash	5,205,117
Dividends and interest receivable	30,968
Receivable for investments sold	5,607,273
Prepaid expenses	31,071
Other assets (see Note 1)	726,708
Total assets	434,172,967
LIABILITIES:
Accrued advisory fee	355,849
Accrued investor support service fees	16,336
Accrued shareholder reporting fees	63,302
Accrued trustee fees	27,679
Accrued other	91,237
Total liabilities	554,403
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$433,618,564
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 21,170,087 shares issued and outstanding	$309,002,513
Accumulated net investment loss	(4,507,030)
Accumulated net realized gain on investments and milestone interests	24,660,878
Net unrealized gain on investments and milestone interests	104,462,203
Total net assets (equivalent to $20.48 per share based on 21,170,087 shares outstanding)	$433,618,564

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2017

(Unaudited)

INVESTMENT INCOME:
Dividend income	$724,848
Interest and other income	65,827
Total investment income	790,675
EXPENSES:
Advisory fees	2,048,176
Investor support service fees	98,068
Trustees' fees and expenses	72,764
Shareholder reporting	64,087
Custodian fees	52,133
Legal fees	51,669
Auditing fees	57,787
Administration fees	40,408
Transfer agent fees	26,126
Other (see Note 2)	59,988
Total expenses	2,571,206
Net investment loss	(1,780,531)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	31,124,224
Investments in affiliated issuers	4,208,030
Net realized gain	35,332,254
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(9,781,486)
Investments in affiliated issuers	2,983,742
Milestone interest	36,062
Change in unrealized appreciation (depreciation)	(6,761,682)
Net realized and unrealized gain (loss)	28,570,572
Net increase in net assets resulting from operations	$26,790,041

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,780,531)	($3,790,651)
Net realized gain	35,332,254	4,851,698
Change in net unrealized depreciation	(6,761,682)	(12,972,671)
Net increase (decrease) in net assets resulting from operations	26,790,041	(11,911,624)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(15,838,564)	(56,868,411)
Total distributions	(15,838,564)	(56,868,411)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (450,784 and 1,057,106 shares, respectively)	8,100,972	20,912,776
Fund shares repurchased (24,167 and 0 shares, respectively) (see Note 1)	(406,764)	—
Total capital share transactions	7,694,208	20,912,776
Net increase (decrease) in net assets	18,645,685	(47,867,259)
NET ASSETS:
Beginning of period	414,972,879	462,840,138
End of period	$433,618,564	$414,972,879
Accumulated net investment loss included in net assets at end of period	($4,507,030)	($2,726,499	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these Financial Statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2017		Years ended September 30,
	(Unaudited)		2016	2015	2014		2013	2012
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of period	$20.00		$23.51	$23.37	$20.16		$15.74	$11.70
Net investment loss (1)	(0.09)		(0.19)	(0.25)	(0.23)		(0.22)	(0.09	)(2)
Net realized and unrealized gain (loss)	1.33		(0.47)	2.48	5.71		5.94	5.54
Total increase (decrease) from investment operations	1.24		(0.66)	2.23	5.48		5.72	5.45
Distributions to shareholders from:
Net realized capital gains	(0.76)		(2.85)	(2.09)	(1.70)		(1.30)	(1.49)
Total distributions	(0.76)		(2.85)	(2.09)	(1.70)		(1.30)	(1.49)
Increase resulting from shares repurchased (1)	—	(3)	—	—	—		—	0.08
Change due to rights offering	—		—	—	(0.57	)(4)	—	—
Net asset value per share, end of period	$20.48		$20.00	$23.51	$23.37		$20.16	$15.74
Per share market value, end of period	$19.39		$18.73	$22.51	$22.10		$19.25	$15.39
Total investment return at market value	7.94	%*	(4.66%)	9.92%	24.20%		34.96%	64.66%
Total investment return at net asset value	6.77	%*	(2.52%)	8.56%	25.40%		38.19%	50.56%
RATIOS
Expenses to average net assets	1.29	%**	1.27%	1.21%	1.34%		1.47%	1.72%
Expenses to average net assets with waiver	—		—	1.17%	1.32%		—	—
Net investment loss to average net assets	(0.89	%)**	(0.92%)	(0.91%)	(1.07%)		(1.26%)	(0.64	%)(2)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$434		$415	$463	$444		$302	$227
Portfolio turnover rate	24.42	%*	30.99%	45.94%	30.62%		42.23%	77.70%

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.58%).

(3)  Rounds to less than $0.005 per share.

(4)  The rights offering shares were issued at a subscription price of $19.750 which was less than the Fund's net asset value of $22.78 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2017, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of three private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the Afferent Milestone Interest, Neurovance Milestone Interest and the TargeGen Milestone Interest provide for payments at various stages of the development of Afferent's, Neurovance's and TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2017:

Statement of Assets and Liabilities, Milestone interests, at value	$4,568,269
Statement of Assets and Liabilities, Net unrealized loss on investments and milestone interests	$(2,926,301)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$36,062

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the identified cost method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2017 totaled $92,981,244 and $112,387,611, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2017, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018. Prior to this renewal, in March 2016, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 10, 2017. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2017 the Fund repurchased 24,167 shares at a total cost of $406,764. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 8.33%.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

During the year ended September 30, 2016 the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2017 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2017, these payments amounted to $18,074 and are included in the other category in the Statement of Operations, together with insurance

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2017 were as follows:

Issuer	Value on September 30, 2016	Purchases	Sales	Income	Value on March 31, 2017
ARCA Biopharma, Inc.	$2,458,019				$2,112,435
EBI Life Sciences, Inc.	13,102				13,102
Euthymics Biosciences, Inc.	2,862				2,862
Insightra Medical, Inc.	9,017			$7,440	9,017
Veniti, Inc.	6,174,813				5,824,790
	$8,657,813	$—	$—	$7,440	$7,962,206

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 to value the Fund's net assets. For the six months ended March 31, 2017, there were no transfers between Levels 1, 2 and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$2,496,436	$2,496,436
Health Care Equipment & Supplies			10,823,007	10,823,007
Life Sciences Tools & Services			3,361,069	3,361,069
Pharmaceuticals			1,235,604	1,235,604

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes and Non-Convertible Notes
Health Care Equipment & Supplies			$285,294	$285,294
Common Stocks and Warrants
Biotechnology	$306,250,381		121,291	306,371,672
Health Care Equipment & Supplies	9,974,539		315,507	10,290,046
Health Care Providers & Services	—		126,667	126,667
Life Sciences Tools & Services	17,175,990		—	17,175,990
Pharmaceuticals	40,385,257		30,483	40,415,740
Exchange Traded Fund	8,422,036		—	8,422,036
Short-term Investment	—	$17,000,000	—	17,000,000
Milestone Interests
Pharmaceuticals	—	—	4,568,269	4,568,269
Other Assets	—	—	726,708	726,708
Total	$382,208,203	$17,000,000	$24,090,335	$423,298,538

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2017
Convertible Preferred and Warrants
Biotechnology	$1,845,795	($295)	$650,936	—		$2,496,436
Health Care Equipment & Supplies	11,980,833	(1,436,988)	279,162	—		10,823,007
Life Sciences Tools & Services	4,641,917	(121,288)	70,800	(1,230,360)		3,361,069
Pharmaceuticals	4,662,008	4,632,282	7,255	(8,065,941)		1,235,604
Convertible and Non-Convertible Notes
Health Care Equipment & Supplies	0	(20)	285,314	—		285,294
Pharmaceuticals	561,304	1,124,820	5,151	(1,691,275)		0
Common Stocks and Warrants
Biotechnology	126,674	(5,714)	331	—		121,291
Health Care Equipment & Supplies	214,150	101,357	—	—		315,507
Health Care Providers & Services	126,667	—	—	—		126,667
Pharmaceuticals	64,304	(34,508)	687	—		30,483
Milestone Interests
Pharmaceuticals	1,123,203	36,062	3,409,004	—		4,568,269
Other Assets	374,787	—	432,820	(80,899)		726,708
Total	$25,721,642	$4,295,708	$5,141,460	($11,068,475)	$—	$24,090,335
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2017						($2,638,791)

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$467,138	Income approach, Black-Scholes	Discount for lack of marketability	20%-80% (48.73)%
	18,303,096	Probability–weighted expected return model	Discount rate Price to sales multiple	16.6%-56.3% (26.64%) 1.21-19.93 (4.87)
	67,499	Market approach, recent transaction	(a)	N/A
	5,252,602	Probability adjusted value	Probability of events Timing of events	10%-95% (40.19%) 0.20-8.00 (2.77) years
$24,090,335

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 5% of the Fund's net assets at March 31, 2017.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2017. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Milestone Interest	7/27/16	$1,123,622	$1,120,395	$1,120,395
AlterG, Inc. Series C Cvt. Pfd	4/12/13	1,427,310	0.48	1,122,335
ARCA biopharma, Inc.
Warrants (expiration 6/11/22)	6/11/15	521	0.26	84,368
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	750,495	0.65	750,001
Series B Cvt. Pfd	3/3/17	333,333	0.75	333,333
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	1,653,409	0.00	0
Series D Cvt. Pfd	12/10/10	546,109	0.00	0
Series E Cvt. Pfd	9/14/11	1,254,131	0.86	375,630
Series F Cvt. Pfd	12/04/14	1,645,495	3.42	1,644,387
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00	0
Warrants (expiration 8/15/24)	8/15/14	136	0.00	0
Cercacor Laboratories, Inc. Common	3/31/98	0	2.43	315,364
EBI Life Sciences, Inc. Series A Cvt. Pfd	12/29/11††	13,597	0.01	13,102
Eiger BioPharmaceuticals, Inc.
Warrants (expiration 10/10/18)	10/10/13	161	0.00	0

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Euthymics Biosciences, Inc.
Series A Cvt. Pfd	7/14/10 - 5/21/12	$2,635,558	$0.00	†	$2,862
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	1,401,098	1.50		1,400,000
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	956,234	1.00		951,000
Junior Preferred Cvt. Pfd	1/21/16	1,561,187	1.00		895,848
Cvt. Promissory Note	3/28/17	285,294	100.00		285,294
Warrants (expiration 3/31/27)	3/28/17	0	0.00		0
InnovaCare Health, Inc. Common	12/21/12††	643,527	0.86		126,667
Insightra Medical, Inc.
Series C Cvt. Pfd	4/29/13 - 4/17/14	2,176,269	0.00	†	5,126
Series C-2 Cvt. Pfd	5/25/15	1,649,022	0.00	†	3,891
Cvt. Promissory Note	4/15/16	186,060	0.00	†	0
Warrants (expiration 3/31/25)	7/24/15	141	0.00		0
Warrants (expiration 5/28/25)	5/28/15	778	0.00		0
Warrants (expiration 8/18/25)	8/8/15	566	0.00		0
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,283,959	1.26		3,081,980
Series D Cvt. Pfd	12/21/12	68,608	1.38		147,906
Series E Cvt. Pfd	3/27/17	70,799	1.61		131,183
Neurovance Milestone Interest	3/20/17	3,405,499	100.00		3,405,499
Ovid Therapeutics, Inc. Series B Cvt. Pfd	8/7/15	1,500,233	5.12		1,232,742
Pieris Pharmaceuticals, Inc.,
Series A Warrants (expiration 6/8/21)	6/7/16	3,211	0.95		22,630
Series B Warrants (expiration 6/8/21)	6/7/16	1,606	1.20		14,293
TargeGen Milestone Interest	7/20/10	2,965,449	0.78		42,375
TherOx, Inc. Common	9/11/00, 7/8/05	2,388,426	0.02		143
Tibion Corporation
Series B Cvt. Pfd	2/23/11	905,158	0.00		0
Non-Cvt. Promissory Note	7/12/12	238,457	0.00		0
Non-Cvt. Promissory Note	4/12/13	28,213	0.00		0
Warrants (expiration 07/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	2,276,794	1.20		3,129,324
Series B Cvt. Pfd	5/24/13	1,199,838	1.25		1,635,007
Series C Cvt. Pfd	12/12/14	821,310	1.48		1,060,459
Verona Pharma plc
Warrants (expiration 7/31/17)	7/28/16	1,325	0.08		30,483
		$37,403,184			$23,363,627

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01.

  ††  Interest received as part of a corporate action for a previously owned security.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 23, 2017, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its primary benchmark, the NASDAQ Biotech Index® (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund and, in particular, performance information for the past one-, three-, five- and ten-year periods; comparisons of the Fund's performance to its benchmark, NBI and other investment companies; and information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view only of the Fund's performance as of a certain date, and that the results might be significantly different if a different date is selected to generate the performance information. Additionally, the Trustees recognized that the longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

In considering the Fund's relative performance, the Trustees noted that, although an independent service provider had been engaged to help identify the appropriate benchmark and peer group for the Fund, the Fund's unique strategy presents challenges when comparing the Fund's performance to a single benchmark or a peer group, as no single benchmark or fund within the peer group contains this same strategy. In particular, the Trustees observed that the Fund's strategy includes a meaningfully lower allocation to biotechnology compared to the primary benchmark (the NBI) and the funds in the peer group. The Trustees noted that, as a result, all other things being equal, in periods when biotechnology performs well, the Fund might be expected to underperform that index (or the peer group), and vice versa. Additionally, the Fund has a meaningful allocation to venture and restricted securities, whereas neither the NBI nor the funds in the peer group have a similar allocation to such securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

With respect to the performance of the Fund against its primary benchmark, the Trustees noted that although the benchmark's performance generally exceeded the Fund's returns measured by net asset value over the five- and ten-year periods, the Fund's performance exceeded that of the benchmark for the one- and three-year periods. With respect to the net asset value performance of the Fund against a peer group, the Trustees noted that the Fund has lagged its peer group over the one- and three-year periods, but compared well over the longer five- and ten-year periods.

The Trustees also observed that the Fund had historically achieved its objective of generating performance sufficient to support its targeted dividend, although they acknowledged that there could be no assurance this would continue in future periods.

The Trustees continue to be satisfied with the long-term investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the fee schedule in the Advisory Agreement and noted that it provides for breakpoints that would reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of any economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that any economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA LIFE SCIENCES INVESTORS

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. A link to this Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2017, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Alan Kwan, M.B.A, Ph.D. and Joshua A.W. Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call their bank, broker or financial adviser or the Transfer Agent at 1-800-426-5523.

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2016 - Oct. 31, 2016)				2,489,216
Month #2 (Nov. 1, 2016 — Nov. 30, 2016)	24,167	$16.81	24,167	2,465,049
Month #3 (Dec. 1, 2016 — Dec. 31, 2016)				2,465,049
Month #4 (Jan. 1, 2017 — Jan. 31, 2017)				2,465,049
Month #5 (Feb. 1, 2017 — Feb. 28, 2017)				2,465,049
Month #6 (Mar. 1, 2017 — Mar. 31, 2017)
Total	24,167	$16.81	24,167

(1)                                 On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On March 24, 2016, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 10, 2017. On March 23, 2017, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/2/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/2/17

* Print the name and title of each signing officer under his or her signature.